UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2016

PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2016, Physicians Realty Trust (the “Company”) entered into Employment Agreements (collectively, the “New Agreements”), effective as of July 1, 2016, with each of Jeffrey N. Theiler, Executive Vice President and Chief Financial Officer, John W. Lucey, Senior Vice President - Chief Accounting and Administrative Officer, and Mark D. Theine, Senior Vice President of Asset and Investment Management (each, an “Executive” and collectively, the “Executives”), which by their terms replace the Company’s prior employment agreements with each of the Executives (the “Prior Agreements”).

For each of the Executives, the New Agreements amend the Prior Agreements to, among other things, (i) modify the severance that the Company is required to pay each Executive in the event of termination without Cause or Good Reason (as such terms are defined in the New Agreements) to a lump sum severance payment equal to the Executive’s base salary for the greater of 24 months or the remaining term of the New Agreement; (ii) modify the effect of a termination without Cause or Good Reason with respect to awards that are subject to performance-based vesting conditions, so that such awards become fully vested at the maximum level of achievement upon such a termination; (iii) modify the severance that the Company is required to pay to each Executive due to non-renewal within 12 months of a Change in Control (as such term is defined in the New Agreements) to a lump sum severance payment equal to two years of the Executive’s base salary, as in effect at the time of the Change in Control, and the average of the annual bonuses paid to the Executive for the prior two fiscal years, and to provide for reduction of the severance payment for any portion of such payment received or receivable by the Executive from any successor to the Company; (iv) modify the definitions of Good Reason and Change in Control; and (v) make other administrative changes.

In addition, with respect to each of the Executives, the applicable New Agreement for each Executive increases Mr. Theiler’s annual base salary to $450,000, Mr. Lucey’s annual base salary to $300,000, and Mr. Theine’s annual base salary to $285,000, and with respect to Mr. Lucey, his New Agreement changes his title to Senior Vice President - Chief Accounting and Administrative Officer.

The foregoing description of each of the New Agreements is qualified in its entirety by reference to the terms of the respective New Agreements, copies of which are filed herewith as Exhibits 10.1, 10.2, and 10.3 and are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 5, 2016, the Company held the 2016 Annual Meeting of Shareholders in Milwaukee, Wisconsin (the “Annual Meeting”). At the Annual Meeting, shareholders of the Company considered and voted on four proposals submitted for shareholder vote, each of which is more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 23, 2016 (the “Proxy Statement”). A brief description of the matters voted on at the Annual Meeting and the final results of such voting appears below.

At the Annual Meeting, shareholders of the Company approved, on an advisory basis, a proposal to hold an annual vote to approve, on an advisory basis, the compensation paid to the Company’s named executive officers. In keeping with the shareholders’ advisory vote, the Board of Trustees of the Company has decided that it will include an advisory shareholder vote on executive compensation in its proxy materials on an annual basis each year until the next required advisory vote on the frequency of shareholder votes on executive compensation, or until the Board of Trustees otherwise determines that a different frequency for such votes is in the best interests of the Company’s shareholders.

Proposal One.    Election of Trustees

The individuals listed below were elected to the Board of Trustees of the Company, each of whom will serve until the next annual meeting of shareholders and until his respective successor is duly elected and qualified:

Election of Directors:	For	Withheld	Abstained	Broker Non-Vote
John T. Thomas	88,281,266	805,612	—	13,060,614
Tommy G. Thompson	76,387,088	12,699,790	—	13,060,614
Stanton D. Anderson	88,159,580	927,298	—	13,060,614
Mark A. Baumgartner	88,277,795	809,083	—	13,060,614
Albert C. Black, Jr.	88,168,168	918,710	—	13,060,614
William A. Ebinger, M.D.	88,272,260	814,618	—	13,060,614
Richard A. Weiss	88,271,631	815,247	—	13,060,614

Proposal Two. Ratification of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was approved as follows:

For	Against	Abstained	Broker Non-Vote
101,448,378	612,262	86,852	—

Proposal Three. Advisory Vote on Executive Compensation

A proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers was approved as follows:

For	Against	Abstained	Broker Non-Vote
83,801,478	5,120,296	165,104	13,060,614

Proposal Four. Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

A proposal to approve, on an advisory basis, an annual advisory vote on executive compensation was approved as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
80,847,015	233,942	7,801,574	204,346	13,060,614

Item 8.01. Other Events.

On May 5, 2016, the Company entered into Employment Agreements, effective as of July 1, 2016, with each of Deeni Del Mar Taylor, Executive Vice President, Partner Investments, and Bradley D. Page, General Counsel, which by their terms replace the Company’s prior employment agreements with each of Mr. Taylor and Mr. Page. Changes to the Employment Agreements for each of Mr. Taylor and Mr. Page are substantially similar to changes made to the New Agreements discussed in Item 5.02 of this Form 8-K.

The foregoing description of the Employment Agreements with each of Mr. Taylor and Mr. Page is qualified in its entirety by reference to the terms of the respective agreements, copies of which are filed herewith as Exhibits 10.4 and 10.5 and are incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

10.1	Employment Agreement dated as of May 5, 2016, between the Company and Jeffrey N. Theiler
10.2	Employment Agreement dated as of May 5, 2016, between the Company and John W. Lucey
10.3	Employment Agreement dated as of May 5, 2016, between the Company and Mark D. Theine
10.4	Employment Agreement dated as of May 5, 2016, between the Company and Deeni Del Mar Taylor
10.5	Employment Agreement dated as of May 5, 2016, between the Company and Bradley D. Page

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 6, 2016		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

Exhibit No.	Description

10.1	Employment Agreement dated as of May 5, 2016, between the Company and Jeffrey N. Theiler
10.2	Employment Agreement dated as of May 5, 2016, between the Company and John W. Lucey
10.3	Employment Agreement dated as of May 5, 2016, between the Company and Mark D. Theine
10.4	Employment Agreement dated as of May 5, 2016, between the Company and Deeni Del Mar Taylor
10.5	Employment Agreement dated as of May 5, 2016, between the Company and Bradley D. Page